Annual Report








                                     MATRIX
                                    ADVISORS
                                VALUE FUND, INC.








                                 June 30, 2002






                          747 Third Avenue, 31st Floor
                               New York, NY 10017

                                 MATRIX ADVISORS
                                VALUE FUND, INC.

--------------------------------------------------------------------------------

August 12, 2002

Dear Fellow Shareholder:

        I am pleased to enclose our annual report and commentary concerning the Fund for the year ending June 30, 2002.

        The Fund posted one of its weakest quarters since Matrix Asset Advisors, Inc. began managing the Fund in 1996. The Net Asset Value of the Fund ended the quarter at 41.14, a decline of -14.52% for the quarter. For the calendar year to date, the Fund has declined by -12.89%. This compares with a quarterly decline of the S&P 500 Index of -13.40% and a year to date decline of that Index by -13.16%.

        The Fund's poor showing for the quarter was nevertheless in line with the overall market. It is also important to remember that the overall market has now experienced more than two years of declining returns, while the Fund has been able to provide positive returns during this long bear market, until this most recent quarter. During the period of the bear market, which began in late March 2000, the Fund's cumulative return is -0.63%, which compares very favorably with the decline of the S&P 500 Index by -33.25% during the same period.

        The Fund continues to garner positive accolades. We were favorably profiled as a "Smart Choices" Undiscovered Fund in both the July issue of Mutual Funds Magazine and the July/August issue of Bloomberg Personal Finance, and the Fund continues to maintain a Morningstar Five Star rating.

        One fact that we are extremely gratified about is that despite the weakness of the stock market, prompting billions of dollars in mutual fund redemptions, the Fund has had strong cash inflows throughout 2002, including this past quarter.

        Many investors have called us to ask about our market outlook, and our judgment as to whether it might be timely to be adding to the Fund. As the enclosed market commentary indicates, we maintain a very optimistic outlook for the market, based on our conviction that we are near or at the end of the current bear market.

        We therefore believe that, if you have funds available, now is a very timely period to add money to your holdings in the Fund. We believe that your existing as well as additional contributions will be well served.

       Other recent highlights include:

* Maintaining our low expenses for a fund of its size. The Fund continues to maintain an attractive 0.99% expense ratio (after the manager's partial fee waiver).
* Significant inroads into and participation by the financial advisor and financial planner communities.
* A continued upgrade of both the business quality of the Fund's portfolio holdings, as well as the upside potential that we believe is contained in those holdings.


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                                       1

                                 MATRIX ADVISORS
                                VALUE FUND, INC.

--------------------------------------------------------------------------------

        If you have any questions on the enclosed or would like to discuss our outlook on the market or the Fund in greater detail, please feel free to call us at (800) 366-6223 or e-mail us at matrix@matrixassetadvisors.com. You might also enjoy visiting our website at www.matrixassetadvisors.com.

Thank you for your continuing confidence and best regards.




/s/ David A. Katz, CFA
Sincerely,
David A. Katz, CFA
Chief Investment Officer



PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Investment performance reflects voluntary fee waivers in effect. In the absence of such waivers, total returns would be reduced. Small and mid-cap investing may involve volatility and other risks.

For the year ended June 30, 2002, the Fund had the following average annual returns after giving effect to taxes:



                                                   1 year    3 years   5 years   Inception (07/03/96)
                                                   ------    -------   -------   --------------------
Return after taxes on distributions                -8.36%    +3.77%    +8.37%          +10.66%
Return after taxes on distributions and sale
of fund shares                                     -4.36%    +3.35%    +7.18%          +9.17%



After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after tax-returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Morningstar proprietary ratings on U.S.-domiciled funds reflect historical risk-adjusted performance as of 6/30/02. The ratings are subject to change every month. Morningstar ratings are calculated from the fund's 3-, 5-, and 10-year average annual returns (if applicable) in excess of 90-Day U.S. Treasury Bill returns with appropriate fee adjustments, and a risk factor that reflects Fund performance below 90-day U.S. T-bill returns. The Fund received 5 stars overall and for the ten-year period. The top 10% of funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Fund was rated exclusively against U.S. domiciled funds and was rated among 926 Large-Cap Blend Funds.




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                                       2

                                 MATRIX ADVISORS
                                VALUE FUND, INC.

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[GRAPH DEPICTED HERE.]
Graph shows the comparison of a $10,000 investment between the Matrix Advisors Value Fund versus the S&P 500 Index for the period July 3, 1996 through June 30, 2002.


-------------------------------------------------------------------
               Matrix Advisors Value Fund, Inc.  S&P 500 Index
-------------------------------------------------------------------
-------------------------------------------------------------------
      3-Jul-96                            10,000            10,000
-------------------------------------------------------------------
     30-Jun-97                            12,347            13,472
-------------------------------------------------------------------
     30-Jun-98                            13,898            17,538
-------------------------------------------------------------------
     30-Jun-99                            16,648            21,531
-------------------------------------------------------------------
     30-Jun-00                            19,009            23,090
-------------------------------------------------------------------
     30-Jun-01                            20,435            19,666
-------------------------------------------------------------------
     30-Jun-02                            18,828            16,128
-------------------------------------------------------------------



                                              AVERAGE ANNUALIZED TOTAL RETURN
                                                PERIODS ENDED JUNE 30, 2002

                                                                        Since
                                          One Year     Five Years    Inception**
                                          --------     ----------    -----------

      Matrix Advisors Value Fund, Inc.       (7.87%)     8.80%          11.12%

      S&P 500 Index*                        (17.99%)     3.66%           8.29%


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

----------
     * The S&P 500 is an unmanaged index that includes the reinvestment of dividends but does not include adjustments for brokerage, custodian and advisory fees. The Index is generally considered representative of the U.S. large capitalization market.

     ** Matrix Asset Advisors became the Sub-Advisor on July 3, 1996 and Advisor to the Fund on May 11, 1997. Prior to those dates the Fund was managed by another Advisor.


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                                       3

                                 MATRIX ADVISORS
                                VALUE FUND, INC.

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                 CAPITAL MARKETS COMMENTARY AND ANNUAL REPORT:
                                2ND QUARTER 2002


"I'm melting! I'm melting!"
                                -The Wicked Witch of the West

      From the stock market's perspective, the best thing that can be said about the second quarter of 2002 is that it is over.

      The S&P 500 had a decline of -13.40% for the quarter, and posted its worst first half of the year performance since 1970. The NASDAQ Composite declined by -20.64%, and has now experienced -20% or worse performance for three consecutive years. Even the small and mid cap stock indices, that were leading the market and bucking the trendlines of the major indices, ended the quarter in negative territory for the year.

      For the first time in the past two and a half years of protracted stock market declines, the Matrix Advisors Value Fund fully participated in the negativity of the quarter, most of which was contained in June. As was true of the market in general, declines were across the board in all sectors of the Fund's portfolio. Companies with no fundamental business issues were impacted alongside of those where there was greater earnings uncertainty.

      The Fund finished the second quarter slightly ahead of the S&P 500 Index for the year to date period.

      Ironically, the performance of the stock market stands in stark contrast to the continuing recovery of the economy. Indeed, the increasingly noted comment is how the market seems to be focused on any and all factors besides the economy. Furthermore, when the economy is considered, it is from the perspective of continued anxiety regarding the pace and extent of recovery.

      Clearly, the focus of the market is on issues that, while hard to quantify, have stopped the market in its tracks: trust, integrity and confidence. These issues can exert such huge influence precisely because of their indeterminate nature, and because they play into the conspiracy theories that are the darkside of the American imagination.

      The litany of woes extends from corporate credibility (Enron, Worldcom, Dynegy, Xerox, among others) to accounting standards to a faceless yet omnipresent political enemy threatening terror at any time, to religious institutions that seem increasingly unworthy of the trust and veneration with which they have been accorded.

      Precisely because these factors cannot be quantified, they can and clearly have led an emotional market reaction that seems completely out of context from the reality of the state of our economy.



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                                       4

                                 MATRIX ADVISORS
                                VALUE FUND, INC.

--------------------------------------------------------------------------------

      SIMPLY STATED, THE IRRATIONAL EXUBERANCE OF THE LATE '90'S HAS GIVEN WAY TO IRRATIONAL DESPONDENCY IN 2002. The common thread is, of course, irrationality. Irrationality means that trends of behavior can become highly extended, and their duration is difficult to forecast. But of course, irrationality cannot and does not last.

      The challenge for investors in such periods is to avoid getting caught up in the emotional whirlwind around them. Most practically, it means seeing the situation for what it is, and not trying to time the market in response to prevailing events.

      Indeed, we have been using the current market negativity to re-examine and, where appropriate, to upgrade our portfolios to the highest quality, well-priced opportunities in the market.

FUND PERFORMANCE

      Unfortunately there were few shelters from the storm in the Fund's portfolio last quarter. Negativity was widespread, impacting virtually all industries and sectors.

      Nevertheless, there were some bright spots. Boston Scientific, the medical device maker, saw substantial gains as the company progressed in its turnaround efforts. We began to scale back on this position as the holding became significantly over-weighted in the portfolio and as the security approached the Fund's fair value. Among financial stocks, Bank of America and Wachovia Bank had solid positive performance, while Claire's Stores had impressive gains among retailers.

      Positive performers among tech stocks included Kyocera and Motorola. Finally we used the relative strength in our Heinz position to sell our holding, and to re-deploy the proceeds into companies with more compelling valuations.

      Beyond these names, however, there was little to cheer about. Other than retailing, every sector in our portfolio posted negative results for the quarter. Technology was particularly weak, led by Adaptec, Advanced Micro Devices, EDS, Lucent, Novellus and Symbol Technologies.

      Among financials, Knight Trading and Morgan Stanley were conspicuously weak, as were Abbott Labs, Guidant, and Schering Plough among pharmaceutical/medical instrument companies. Other laggards last quarter included Interpublic Group, Liberty Media and Walt Disney.

      Based on the continuing erosion of fundamentals of the long distance phone service industry, we sold our position in Sprint (Fon Group) for a loss at the beginning of the quarter. While we were not pleased to take a loss, our timing was favorable to the extent that it preceded the melt down of World Com, and the sympathetic sell-off of other industry players, at the end of the quarter.




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                                       5

                                 MATRIX ADVISORS
                                VALUE FUND, INC.

--------------------------------------------------------------------------------

      As the opportunistic Fund that ours is, we used the market's weakness as the occasion to begin new positions, or to add significantly to existing positions, in some of the strongest companies in the economy. New positions were begun in Bristol Myers Squibb, Healthsouth, Intel, Liberty Media, Merrill Lynch and Nokia. In the case of both Intel and Nokia, when appropriate, we scaled back our position in Motorola to provide cash. While we still like Motorola, our belief is that it has been a better defensive holding within technology, but is not likely to see the magnitude of appreciation in a recovering market that we expect from Intel and Nokia.

      Significant additions were made to select holdings after they experienced particularly sharp price declines during the quarter. Thus we added substantially to Abbott Labs, Advanced Micro Devices, Citigroup, EDS, Guidant, Interpublic Group, Merck, Morgan Stanley and Walt Disney, reflecting our conviction that these stocks had sold off far more than warranted given their basic business strength.

      In light of the market's significant volatility, and the sharp stock price movements in individual securities, we are constantly analyzing all of the positions in the portfolio, as well as potential buy candidates. Our goal is to make sure that we are invested in market leaders, selling at depressed prices, which we believe are poised for the sharpest gains once the stock market's recovery begins.

      In that regard, we believe our current portfolio contains some of the highest quality holdings and best businesses at some of the most attractive prices seen in the past decade. A review of current stock prices versus our target sale price (fair value) reveals that the targeted appreciation potential is at its highest levels that we have seen in our history. Similar outsized upside potential occurred in the aftermath of the 1987 crash, the 1990 bear market and the 1998 "Asian Contagion" sell-off. The aftermath of each of these periods proved very profitable for our portfolios.

      We believe we are at the tail end of a fierce market sell-off. While anything can happen on a day to day basis over the near term, we believe that the risk/reward profile of the portfolio is the best it has been in years. This outsized appreciation potential (which conversely means that our holdings are selling well below their business valuations) leads us to be extremely confident about our Fund's holdings over the next six to 18 months




                                 *       *       *

      In this quarter's Ideas About Investing, we seek to amplify on our perspective about where the market is now, and where we believe it will be heading. In this regard, we revisit the comparison of bear markets past and present, focus on the aftermath of particularly painful performance quarters.

      The stock market might be cold, but the weather is hot. Whether it is at the beach, in the pool or in air-conditioned comfort, we hope that you find time this summer for a respite.

      Best regards.



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                                       6

                                 MATRIX ADVISORS
                                VALUE FUND, INC.

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                             IDEAS ABOUT INVESTING
                 A QUARTERLY QUEST FOR INVESTMENT ENLIGHTENMENT


THE BEAT GOES ON - REVISITING (HOPEFULLY FOR THE LAST TIME) THE
CURRENT BEAR MARKET

      Remember how in the glory days of the late 1990's it seemed like the good times would never end? That investors were right, even conservative, to expect the stock market would rise 20% or so a year? That technology had discovered wonderful ways of revolutionizing the very fundamentals of daily living, and how our economy would seamlessly incorporate these improvements into a New Paradigm of economic growth?

      Today, it all sounds somewhat Pollyannaish, naive, and certainly unrealistic. What were people thinking? They had taken certain ideas and run with them, letting their delusions completely overwhelm common sense and perspective.

      What then are we to make of the current environment, when it seems like every CEO is a con man, and every auditor is happy to look the other way as the books get cooked, or worse, help stir the pot? Where terror lurks around every street corner and the United States is despised for its very success? Where stocks drop daily and tech is of course a four-letter word?

      Today, it certainly seems reasonable that stocks are an area to avoid, that the problems we face have no identifiable solutions, and therefore stock market losses are likely to continue indefinitely.

      As the old saying goes, "once, shame on you; twice, shame on me." Many people have come to see clearly the myopia of three years ago, only to fail to see that there is yet another myopia which has taken hold of the market today.

      Like three and four years ago, the markets have been victimized by a herd mentality, but this time the herd is headed in the opposite direction. As we have noted previously, irrational exuberance has given way to irrational despondency.

      As we did in the late '90's, we believe it is imperative now to cut through the emotions surrounding the market and to assess dispassionately the state of the market. We do this in order to assess what the opportunities and risks for investors will be once the myopia inevitably clarifies itself.

      We start with the recognition that this is the single longest running bear market in the past 40 years. While we thought that the rally sparked, ironically, by the tragedy of September 11 might spell an end to the bear market itself, it appears now to have been a classic bear market rally, but not an end to the bear market.



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                                       7

                                 MATRIX ADVISORS
                                VALUE FUND, INC.

--------------------------------------------------------------------------------



      As the chart below shows, the current bear market is not only far longer than average, but also substantially more negative. In fact, the current bear market stands as the second most severe in its impact during this same 40 year period.

[Graph depicted here]

                           A Bear is a Bear is a Bear
              Nine Previous Bear Markets during the Past 40 Years
                     Compared with the Current Bear Market



              SOURCE: SALOMON SMITH BARNEY, MATRIX ASSET ADVISORS

      Some will say that the severity of the bear market must be viewed in the context of the lengthy bull market that preceded it. After all, the bull market was quite long running almost unabated from 1991 through 1999. Should not, therefore, the bear market reaction be commensurately long?

      Two observations on this point are relevant. First, as we write these observations the NASDAQ has returned to its 1997 levels, thus erasing the huge gains of 1998 and 1999. Second, and more important, the economy has not shrunk back to 1997 levels, but with a relatively brief pause, has continued to expand.

      In other words, there has been a re-pricing of the stock market such that significantly higher 2002 earnings are trading at 1997 price levels. Price/earnings levels based on normalized earnings have returned to mid to high teen levels in a very low inflation environment. This healthy development should provide some guidance for investors. The economy is improving, the market has given back its most euphoric gains, yet investors have the mindset that the markets will keep giving back gains with no end in sight.



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                                       8

                                 MATRIX ADVISORS
                                VALUE FUND, INC.

--------------------------------------------------------------------------------


      It is instructive to note how markets have reacted in other pessimistic environments. As the chart below shows, since 1960 there have been 11 (not counting this past quarter) double digit negative quarters for the S&P 500 Index, with an average decline of -15.70%. However, the market rebounded strongly in the following quarter, on average by 7.80%. (There was recovery in 10 out of the 11 cases, but the average reflects all 11 quarters.)

      Equally important, the average return over the following 12 months was +15.9%, which means that the negative quarter was neutralized. (There was recovery in 8 out of the 11 cases, but the average reflects all 11 quarters.)



[Graph depicted here]

                 Aftermath of Double Digit Negative Quarters in
                            S&P 500 INdex Since 1960



                           SOURCE: MARKETHISTORY.COM


















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                                       9

                                 MATRIX ADVISORS
                                VALUE FUND, INC.

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      The recovery of stocks after major bear markets is even more powerful. The chart below analyzes the recovery following nine previous bear markets. In the three months after these bear markets bottomed, the market rose, on average, +16.94%. Over the ensuing 12 months, stocks increased by +35.31%, and for the full 18-month period after these bear markets, stocks surged +44.72%.


[Graph depicted here]

                       Market Bounces after Bear Markets
                           S&P 500 Index (1960-2002)
                            9 Previous Bear Markets


                         SOURCE: MATRIX ASSET ADVISORS


      Interestingly, all of these bear markets ended when the investment landscape was downright gloomy, and individual investors had given up on stocks. For example, in the aftermath of the 1998 bear market, with the meltdown of prominent hedge fund Long Term Capital Management and the so-called Asian Contagion seemingly causing a global recession, stocks nevertheless staged an unexpected and dramatic recovery.

      What is the relevance in studying how the market and Matrix have fared following previous bad quarters or bear markets? Simply, to help put the current situation into context, and to have a better understanding that in markets, very bad is most often followed by very good. Finally, it is important to see that extrapolating from just the bad has been, well, a bad idea.





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                                       10

                                 MATRIX ADVISORS
                                VALUE FUND, INC.

--------------------------------------------------------------------------------



Where all this leads us is as follows:

1. This bear market has run a long course and, thanks to the recovery of the economy, is not likely to run much longer.

2. The market has been re-priced and the negative news notwithstanding, it is just a matter of time before the market is perceived to be fundamentally attractive and oversold.

3. History teaches us not to react to particularly bad quarters by fleeing from stocks. Rather, staying the course while seeking to harness market weakness opportunistically is the far better course.

4. Bear markets are typically followed by equally powerful market recoveries. We believe the past two plus years have set the stage for well above average returns in the upcoming six to 24 months.






















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                                       11



                                 MATRIX ADVISORS
                                VALUE FUND, INC.

--------------------------------------------------------------------------------
                                        SCHEDULE OF INVESTMENTS     AT JUNE 30,
                                           ----------------------      ----
                                           COMMON STOCKS: (95.9%)      2002
SECURITY                                       SHARES                 VALUE
--------------------------------------------------------------------------------
BANKS: (8.9%)
        Bank of America Corp.                     25,000              $1,759,000
        Comerica, Inc.                            26,700               1,639,380
        J.P. Morgan Chase & Co.                   59,000               2,001,280
                                                                     -----------
                                                                       5,399,660
                                                                     -----------
BROKERS: (6.0%)
        Merrill Lynch & Co.                       40,000               1,620,000
        Morgan Stanley Dean Witter & Co.          47,000               2,024,760
                                                                     -----------
                                                                       3,644,760
                                                                     -----------
COMPUTERS AND PERIPHERALS: (2.8%)
        Adaptec, Inc.*                           220,000               1,735,800
                                                                     -----------

COMPUTER SOFTWARE AND SERVICES: (4.6%)
        Computer Sciences Corp.*                  28,000               1,338,400
        Electronic Data Systems Corp.             39,000               1,448,850
                                                                     -----------
                                                                       2,787,250
                                                                     -----------

CONSUMER DURABLES: (7.5%)
        Claire's Stores, Inc.                     78,000               1,786,200
        Gap, Inc.                                127,000               1,803,400
        Leggett & Platt, Inc.                     41,000                 959,400
                                                                     -----------
                                                                       4,549,000
                                                                     -----------

DRUGS: (7.5%)
        Bristol-Myers Squibb Co.                  25,000                 642,500
        Merck & Co.                               34,000               1,721,760
        Pharmacia & Upjohn, Inc.                  18,100                 677,845
        Schering-Plough Corp.                     63,000               1,549,800
                                                                     -----------
                                                                       4,591,905
                                                                     -----------
ENERGY: (3.2%)
        Schlumberger Ltd.                         42,000               1,953,000
                                                                     -----------




The accompanying notes to financial statements are an integral part of this schedule.



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                                       12





                                 MATRIX ADVISORS
                                VALUE FUND, INC.

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                                        COMMON STOCKS: (Continued)
SECURITY                                       SHARES                   VALUE
--------------------------------------------------------------------------------




FINANCE: (4.0%)
        FleetBoston Financial Corp.               49,000              $1,585,150
        Wachovia Corp.                            23,000                 878,140
                                                                      ----------
                                                                       2,463,290
                                                                      ----------

FINANCIAL SERVICES: (4.7%)
        American Express Co.                      25,000                 908,000
        Citigroup, Inc.                           50,000               1,937,500
                                                                      ----------
                                                                       2,845,500
                                                                      ----------

HEALTHCARE SERVICES: (1.1%)
        Healthsouth Corp.*                        54,000                 690,660
                                                                      ----------

INDUSTRIAL SERVICES: (1.8%)
        Manpower, Inc.                            30,200               1,109,850
                                                                      ----------

MEDIA: (1.0%)
        Liberty Media Corp.*                      63,000                 630,000
                                                                      ----------

MEDIA & ENTERTAINMENT: (5.7%)
        Interpublic Group of Companies, Inc.      71,000               1,757,960
        Walt Disney Co.                           90,000               1,701,000
                                                                      ----------
                                                                       3,458,960
                                                                      ----------

MEDICAL INSTRUMENTS: (6.3%)
        Boston Scientific Corp.*                  73,000               2,140,360
        Guidant Corp.*                            57,000               1,723,110
                                                                      ----------
                                                                       3,863,470
                                                                      ----------

MEDICAL SUPPLIES: (4.9%)
        Abbott Laboratories                       51,000               1,920,150
        Johnson & Johnson                         20,000               1,045,200
                                                                      ----------
                                                                       2,965,350
                                                                      ----------



The accompanying notes to financial statements are an integral part of this schedule.



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                                       13





                                 MATRIX ADVISORS
                                VALUE FUND, INC.

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                                        COMMON STOCKS: (Continued)
SECURITY                                       SHARES                   VALUE
--------------------------------------------------------------------------------

MORTGAGE: (2.6%)
        Federal Home Loan Mortgage Co.            26,000              $1,591,200
                                                                      ----------

RETAIL: (3.3%)
        CVS Corp.                                 66,000               2,019,600
                                                                      ----------

SEMICONDUCTORS: (6.7%)
        Advanced Micro Devices, Inc.*            163,000               1,584,360
        Intel Corp.                               46,000                 840,420
        Novellus Systems, Inc.*                   48,000               1,632,000
                                                                      ----------
                                                                       4,056,780
                                                                      ----------

TECHNOLOGY: (9.4%)
        American Power Conversion*               128,000               1,616,640
        Hewlett-Packard Co.                       49,450                 755,596
        Kyocera Corp.                             14,000               1,030,400
        Lucent Technologies, Inc.                369,850                 613,951
        Symbol Technologies, Inc.                198,000               1,683,000
                                                                      ----------
                                                                       5,699,587
                                                                      ----------

TELECOMMUNICATIONS: (2.6%)
        Motorola, Inc.                            47,900                 690,718
        Nokia OYJ                                 60,000                 868,800
                                                                      ----------
                                                                       1,559,518
                                                                      ----------

TRANSPORTATION: (1.3%)
        FedEx Corp.                               15,000                 801,000
                                                                      ----------



                                TOTAL COMMON STOCKS
                                (cost $59,595,041)                   58,416,140
                                -----------------------------------------------





The accompanying notes to financial statements are an integral part of this schedule.

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                                       14





                                MATRIX ADVISORS
                                VALUE FUND, INC.
--------------------------------------------------------------------------------

                            COMMON STOCKS, Continued
SHORT-TERM INVESTMENTS: (3.9%)  PRINCIPAL AMOUNT                          VALUE
--------------------------------------------------------------------------------
        Victory Gradison Government Reserves       $3,444                 $3,444

        Federated Cash Trust Treasury
                Money Market                   $2,347,264              2,347,264

                         TOTAL SHORT-TERM INVESTMENTS
                         (cost $2,350,708)                             2,350,708
                         -------------------------------------------------------

                         TOTAL INVESTMENTS IN SECURITIES
                         (cost $61,945,749):  99.8%                   60,766,848
                         OTHER ASSETS
                         LESS LIABILITIES:  0.2%                         106,115
                         -------------------------------------------------------
                         NET ASSETS - 100.0%                         $60,872,963
                         =======================================================





* Non-income producing security.


The accompanying notes to financial statements are an integral part of this schedule.



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                                       15


                                MATRIX ADVISORS
                                VALUE FUND, INC.
--------------------------------------------------------------------------------



                           STATEMENT OF ASSETS AND LIABILITIES     JUNE 30, 2002
                           -----------------------------------------------------
                           ASSETS


Investments in securities, at value:
        Common stocks (cost $59,595,041) ......................    $ 58,416,140
Short-term investments (cost $2,350,708) ......................       2,350,708
Receivables:
        Securities sold .......................................         734,347
        Fund shares sold ......................................         142,201
        Dividends and interest ................................          67,284
Prepaid expenses and other assets ..................................       9,506
                                  TOTAL ASSETS .................      61,720,186
                                  ----------------------------------------------
                                  LIABILITIES

Payables:
        Advisory fee ..........................................         113,160
        Securities purchased ..................................         698,300
Accrued expenses ..............................................          35,763
                                 TOTAL LIABILITIES ............         847,223
                                 ----------------------------------------------
                                 NET ASSETS ...................    $ 60,872,963
                                 ==============================================
                                 COMPOSITION OF NET ASSETS

Paid-in capital ...............................................    $ 61,668,389
Undistributed net investment income ...........................         145,056
Undistributed net realized gain on investments ................         238,419
Net unrealized depreciation on investments ....................      (1,178,901)
                                 ----------------------------------------------
                                 NET ASSETS ..............         $ 60,872,963
                                 ==============================================


Number of shares, $0.01 par value, issued
        and outstanding (unlimited shares authorized) .........       1,479,716
                                 NET ASSET VALUE PER SHARE ....    $      41.14
                                 ===============================================




The accompanying notes to financial statements are an integral part of this schedule.




--------------------------------------------------------------------------------
                                       16


                                MATRIX ADVISORS
                                VALUE FUND, INC.

--------------------------------------------------------------------------------

                             STATEMENT OF OPERATIONS               FOR THE
                                                             FISCAL YEAR ENDING
                                                                  JUNE 30, 2002
                             --------------------------------------------------
                             INVESTMENT
                             INCOME

Dividend income .............................................       $   620,272
Interest income .............................................            33,711
                            ----------------------------------------------------
                             TOTAL INCOME                               653,983
                            ----------------------------------------------------
                             EXPENSES
Advisory fees ...............................................           512,724
Administration fees .........................................            77,082
Transfer agent fees .........................................            40,483
Registration fees ...........................................            24,009
Custodian fees ..............................................            17,236
Audit fees ..................................................            11,999
Reports to shareholders .....................................             6,590
Legal fees ..................................................             9,495
Miscellaneous ...............................................             3,769
                            ----------------------------------------------------
                            TOTAL EXPENSES                              703,387
                            LESS: Advisory fees waived                 (194,643)
                            ----------------------------------------------------
                            NET EXPENSES                                508,744
                            ----------------------------------------------------
                            NET INVESTMENT INCOME                       145,239
                            ----------------------------------------------------
                            REALIZED AND UNREALIZED
                            GAIN (LOSS) ON INVESTMENTS
Net realized gain from security transactions ...............            238,704
Net change in unrealized
        depreciation on investments ........................         (6,339,797)
                            ----------------------------------------------------
Net realized and unrealized loss on investments ............         (6,101,093)
                            ----------------------------------------------------
                            NET DECREASE IN NET ASSETS
                            RESULTING FROM OPERATIONS             $  (5,955,854)
                            ===================================================



The accompanying notes to financial statements are an integral part of this schedule.


                                MATRIX ADVISORS
                                VALUE FUND, INC.

--------------------------------------------------------------------------------

                                        STATEMENT OF CHANGES IN NET ASSETS
                                                                             YEAR            YEAR
                                                                            ENDED           ENDED
                                                                        JUNE 30, 2002   JUNE 30, 2001
                                        --------------------------------------------------------------
                                        INCREASE (DECREASE)
                                        IN NET ASSETS
                                        OPERATIONS:

Net investment income ...............................................   $    145,239    $    175,548
Realized gain on investments - net ..................................        238,704       1,038,851
Change in unrealized appreciation (depreciation) of investments - net     (6,339,797)      1,131,190
-----------------------------------------------------------------------------------------------------
                                       NET INCREASE
                                       (DECREASE) IN NET
                                       ASSETS RESULTING
                                       FROM OPERATIONS ..............     (5,955,854)      2,345,589
                                       -------------------------------------------------------------
                                       DISTRIBUTIONS
                                       TO SHAREHOLDERS
Net investment income ...............................................       (151,917)        (67,597)
Realized gain on investments ........................................     (1,038,961)       (350,603)
-----------------------------------------------------------------------------------------------------
                                       TOTAL DISTRIBUTIONS
                                       TO SHAREHOLDERS ..............     (1,190,878)       (418,200)
                                       -------------------------------------------------------------
                                       CAPITAL SHARE
                                       TRANSACTIONS:
Shares sold .........................................................     36,287,820      25,028,130
Shares issued in connection with reinvestment of dividends ..........      1,174,310         409,851
Shares redeemed .....................................................    (12,054,662)     (2,896,649)
                                       NET INCREASE FROM
                                       CAPITAL SHARE
                                       TRANSACTIONS .................     25,407,468      22,541,332
                                       -------------------------------------------------------------
                                       TOTAL INCREASE IN
                                       NET ASSETS ...................     18,260,736      24,468,721
                                       -------------------------------------------------------------
                                       NET ASSETS
Beginning of year ...................................................     42,612,227      18,143,506
                                       -------------------------------------------------------------
                                       END OF YEAR ..................   $ 60,872,963    $ 42,612,227
                                       =============================================================
                                       CHANGE IN SHARES
Shares sold .........................................................        784,420         569,480
Shares issued in connection with reinvestment of dividends ..........         25,390           9,268
Shares redeemed .....................................................       (260,651)        (65,375)
                                        ------------------------------------------------------------
                                        NET INCREASE ................        549,159         513,373
                                        ============================================================




The accompanying notes to financial statements are an integral part of this schedule.



-------------------------------------------------------------------------------

                                MATRIX ADVISORS
                                VALUE FUND, INC.

--------------------------------------------------------------------------------


                                   NOTES TO FINANCIAL STATEMENTS   JUNE 30, 2002
                                   ---------------------------------------------
                                   NOTE 1 -
                                   ORGANIZATION


Matrix Advisors Value Fund, Inc. (the "Fund") is a Maryland corporation registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The Fund commenced operations September 16, 1983. The objective of the Fund is to achieve a total rate of return composed of capital appreciation and current income.


                                   NOTE 2 -
                                   SIGNIFICANT ACCOUNTING POLICIES

The Fund consistently follows the accounting policies set forth below which are in conformity with accounting principles generally accepted in the United States of America.

(a) Security Valuation.

Portfolio securities which are traded on national securities exchange or NASDAQ are valued at the last sale price on the principal exchange on which the security is traded as of the close of the New York Stock Exchange. If there were no transactions in a security on that day, the security is generally valued at the latest bid price. If no quotations are available for a security, of if the Board of Directors (or committee of the Board of Directors appointed for that purpose) believes that the latest bid price of a security which has not traded on the date in question does not fairly reflect its market value, it is valued in manner determined in good faith by the Board of Directors, or its delegates, to reflect its fair value.

(b) Shares Valuation

The net asset value ("NAV") per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund's shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share of the Fund is equal to the Fund's net asset value per share. The Fund charges a 0.75% redemption fee on shares redeemed or exchanged within two months of purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of that Fund's daily NAV calculation.

(c) Federal Income Taxes.

The Fund has elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code. The Fund intends to distribute substantially all of its taxable income and any capital gains less any applicable capital loss carryforwards. Accordingly, no provision for Federal income taxes has been made in the accompanying financial statements.



--------------------------------------------------------------------------------

                                MATRIX ADVISORS
                                VALUE FUND, INC.

--------------------------------------------------------------------------------


(d) Portfolio Transactions.

Security transactions are accounted for on the trade date, the date the order to buy or sell is executed. Security gains and losses are computed on an identified cost basis.

(e) Use of Estimates.

The preparation of financial statements in conformity with accounting principal generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(f) Other.

Interest income is recorded on the actual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

                                         NOTE 3 - COMMITMENTS AND OTHER
                                         RELATED PARTY TRANSACTIONS

The Fund has a management agreement with Matrix Asset Advisors, Inc. (the "Advisor", "Matrix") to serve as investment advisor. Certain officers of the Advisor are also officers of the Fund. Under the terms of the agreement, the Fund has agreed to pay the Advisors as compensation for all services rendered, staff and facilities provided and expenses paid or assumed, an annual fee, accrued daily, paid monthly, of 1.00% of the Fund's average daily net assets. For the year ended June 30, 2002, Matrix voluntarily waived $194,643.

U.S. Bancorp Fund Services, LLC (the "Administrator") (formerly Investment Company Administration, LLC) acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the directors; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee from the Fund at a rate of 0.15% annually of average net assets, with a minimum annual fee of $25,000.

                                          NOTE 4 - INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of securities, other than short-term investments, for the year ended June 30, 2002, are as follows:

                                                             Proceeds from
                                                           Sales (Including
                                              Purchases       Maturities)
                                              ---------------------------
                         Common Stock        $47,502,390      $22,880,131




--------------------------------------------------------------------------------

                                MATRIX ADVISORS
                                VALUE FUND, INC.

--------------------------------------------------------------------------------


NOTE 5 - DISTRIBUTIONS TO SHAREHOLDERS

As of June 30, 2002, the components of distributable earnings on a tax basis were as follows:

                                              COST OF INVESTMENTS
                                              FOR TAX PURPOSES      $ 61,945,749
                                              ==================================
Gross tax unrealized appreciation                                     5,205,317
Gross tax unrealized depreciation                                    (6,384,218)
                                              ----------------------------------
Net tax unrealized appreciation on investments                       (1,178,901)
                                              ----------------------------------
                                              UNDISTRIBUTED
                                              ORDINARY INCOME            145,056
                                              ----------------------------------
                                              UNDISTRIBUTED
                                              LONG-TERM GAINS            238,419
                                              ----------------------------------
                                                                  $    (795,426)
                                              =================================

On November 15, 2001, a distribution of $1.1782 per share was declared. The dividend was paid on November 16, 2001 to shareholders of record on November 14, 2001.

The tax character of distributions paid during the year end 2002 and 2001 was as follows:


                                                  2002           2001
                                             ---------------------------------
               Distributions Paid From:
               Ordinary Income                $ 151,917        $ 67,597
               Long-Term Capital Gain         1,038,961         350,603
                                            ----------------------------------
                                             $1,190,878        $418,200
                                            ==================================









--------------------------------------------------------------------------------

                                MATRIX ADVISORS
                                VALUE FUND, INC.

--------------------------------------------------------------------------------





                                              NOTE 6 - DIRECTOR AND OFFICER
                                              INFORMATION (UNAUDITED)

                                                                                             Number of
                                                                                             Portfolios
                       Position(s)                                                            In Fund            Other
                       Held with                                                              Complex         Directorships
Name, Address,            the             Date              Principal Occupation(s)         Overseen by           Held
and Age               Corporation        Elected +          During the Past 5 Years           Trustee         by Director
-------------------------------------------------------------------------------------------------------------------------




David A. Katz, CFA      Chairman,            1997           Mr. Katz is President and             1
747 Third Avenue        President,                          Chief Investment Officer of
New York, NY 10017      Secretary, and                      Matrix Asset Advisors, the
(40)                    Treasurer                           Fund's Advisor, and portfoli0
                                                            manager of the Fund. He has
                                                            been associated with the
                                                            Advisor and its predecessor
                                                            since its founding in 1986.







Douglas S. Altabef     Executive             2000           Mr. Altabef is the Managing           1
747 Third Avenue       Vice President                       Director of Matrix Asset
New York, NY 10017                                          Advisors, the Fund's Advisor.
(51)                                                        He has been associated with
                                                            the Advisor since 1996. From
                                                            1993 to 1996, he was President
                                                            and Chief Executive Officer of
                                                            Varsity Recreational Holdings







Steven G. Roukis, CFA    Senior              2000           Mr. Roukis is Senior Vice             1
747 Third Avenue         Vice President                     President-Equity Research of
New York, NY 10017                                          Matrix Asset Advisors, the
(34)                                                        Fund's Advisor. He has been
                                                            associated with the Advisor
                                                            since 1994.







Robert M. Rosencrans*    Director            1985           Mr. Rosencrans has been              1                    None
747 Third Avenue                                            President of Columbia
New York, NY 10017                                          International, Inc. since
(72)                                                        1984. From 1962 to 1984 he was
                                                            President and Chief Executive
                                                            Officer of United Artists
                                                            Cablesystems Corporation.



T. Michael Tucker*       Director            1997           Mr. Tucker is the owner of T.         1                   None
747 Third Avenue                                            Michael Tucker, a certified
New York, NY 10017                                          public accounting firm which
(57)                                                        he established in 1977.





Larry D. Kieszek*        Director            1997           Mr. Kieszek is Managing               1                   None
747 Third Avenue                                            partner of Purvis, Gray &
New York, NY 10017                                          Company, a certified public
(49)                                                        accounting firm with which he
                                                            has been associated since
                                                            1974.

----------
*       Not an "interested person", as that is defined by the 1940 Act.
+ Directors and officers of the Fund serve until their resignation, removal or retirement.


--------------------------------------------------------------------------------

                                MATRIX ADVISORS
                                VALUE FUND, INC.

--------------------------------------------------------------------------------




                                                 FINANCIAL HIGHLIGHTS
                                                 (For a capital share outstanding throughout each year)

                                                                      YEARS ENDED JUNE 30,
                                                   -----------------------------------------------------
                                                      2002       2001        2000      1999       1998
                                                   -----------------------------------------------------

Net asset value, beginning of year ............   $   45.79  $   43.49  $   38.40  $   32.90  $   29.39
Income from investment operations:
        Net investment income .................        0.09       0.20       0.11       0.03       0.14
        Net realized and unrealized gain (loss)
                on investments ................       (3.59)      3.03       5.30       6.26       3.54
                                                  -----------------------------------------------------
Total from investment operations ..............       (3.50)      3.23       5.41       6.29       3.68
                                                  -----------------------------------------------------

Less distributions:
        Dividends from net investment
                income ........................       (0.15)     (0.15)      0.00      (0.09)     (0.17)
        Distributions from realized gains .....       (1.03)     (0.78)     (0.32)     (0.70)      0.00
                                                  -----------------------------------------------------
Total distributions ...........................       (1.18)     (0.93)     (0.32)     (0.79)     (0.17)
                                                  -----------------------------------------------------

Paid-in capital from redemption
        fees (Note 2) .........................        0.03    --         --         --         --
                                                  -----------------------------------------------------
Net asset value, end of year ..................   $   41.14  $   45.79  $   43.49  $   38.40  $   32.90
                                                  =====================================================


Total return ..................................       (7.87%)     7.50%     14.18%     19.79%     12.56%

Ratios/supplemental data:
Net assets, end of year (millions) ............   $   60.9   $   42.6   $   18.1   $   11.1   $   10.0

Ratio of operating expenses to
        average net assets:
                Before expense reimbursement ..        1.37%      1.37%      1.65%      1.83%      1.80%
                After expense reimbursement ...        0.99%      0.99%      0.99%      1.25%      1.23%
Ratio of net investment income
        (loss) to average net assets:
                Before expense reimbursement ..       (0.09%)     0.22%     (0.35%)    (0.48%)    (0.12%)
                After expense reimbursement ...        0.29%      0.60%      0.31%      0.10%      0.45%

Portfolio turnover rate .......................         51%        55%        40%        33%        68%







The accompanying notes to financial statements are an integral part of this schedule.

--------------------------------------------------------------------------------

                                MATRIX ADVISORS
                                VALUE FUND, INC.

--------------------------------------------------------------------------------


REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


TO THE BOARD OF DIRECTORS and
SHAREHOLDERS OF MATRIX ADVISORS VALUE FUND, INC.
NEW YORK, NEW YORK


We have audited the accompanying Statement of assets and liabilities, including the schedule of investments, of Matrix Advisors Value Fund, Inc. as of June 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence wit the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Matrix Advisors Value Fund, Inc. as of June 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with auditing standards generally accepted in the United States of America.


TAIT WELLER & BAKER

Philadelphia, Pennsylvania
August 2, 2002







--------------------------------------------------------------------------------
                                       24

                               BOARD OF DIRECTORS
                    Leonard M. Heine, Jr., Director Emeritus
                               David A. Katz, CFA
                                Larry D. Kieszek
                              Robert M. Rosencrans
                               T. Michael Tucker
                                       o
                               INVESTMENT ADVISOR
                          Matrix Asset Advisors, Inc.
                          747 Third Avenue, 31st Floor
                               New York, NY 10017
                                 (800) 366-6223
                                       o
                                   CUSTODIAN
                                U.S. BANK, N.A.
                               425 Walnut Street
                              Cincinnati, OH 45202
                                       o
                                 TRANSFER AGENT
                        U.S. Bancorp Fund Services, LLC
                            615 East Michigan Street
                              Milwaukee, WI 53202
                                       o
                                 ADMINISTRATOR
                        U.S. Bancorp Fund Services, LLC
                        2020 East Financial Way, Ste.100
                               Glendora, CA 91741
                                       o
                            INDEPENDENT ACCOUNTANTS
                              Tait, Weller & Baker
                         8 Penn Center Plaza, Ste. 800
                             Philadelphia, PA 19103



This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.